UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

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FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2018

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Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 19, 2018, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company, issued a Press Release announcing the results of operations for the quarter ended March 31, 2018. The Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished in this Item 2.02, including Exhibit 99.1 attached hereto and incorporated by reference herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including such Exhibit, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 19, 2018 for the purpose of considering and acting upon the below proposals. A total of 20,265,807 shares were outstanding and entitled to vote at the Annual Meeting, of which 18,109,587 shares were voted.

1. A proposal to elect the following directors.

The shareholders of the Corporation elected the following directors to the classes and for the terms set forth below, by the following vote:

Director Nominee	Class	Term Expiring	Votes For	Votes Withheld	Broker Non- Votes
Francis J. Leto	IV	2022	15,555,993	109,985	2,443,609
Britton H. Murdoch	IV	2022	15,261,166	404,812	2,443,609
F. Kevin Tylus	II	2020	15,192,525	473,453	2,443,609
Diego F. Calderin	III	2021	15,606,976	59,002	2,443,609

The following additional directors continued in office after the Annual Meeting: Michael J. Clement, Andrea F. Gilbert, Wendell F. Holland, Scott M. Jenkins, A. John May, III and Lynn B. McKee.

2. A proposal to approve a non-binding advisory vote on executive officer compensation (“say-on-pay”).

The shareholders of the Corporation approved the say-on-pay proposal by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes
12,407,666	3,176,330	81,982	2,443,609

3. A proposal to ratify KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following vote:

Votes For	Votes Against	Abstained
17,513,316	581,877	14,394

Item 9.01. Financial Statements and Exhibits

(d) Exhibit 99.1 – Press Release announcing the results of operations for the quarter ended March 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington,
Chief Financial Officer

Date:     April 19, 2018

EXHIBIT INDEX

Exhibit 99.1 – Press Release announcing the results of operations for the quarter ended March 31, 2018